UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM N-1A



REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


     Pre-Effective Amendment No.

     Post-Effective Amendment No.  10


                                  and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

     Amendment No.  12

                     (Check appropriate box or boxes.)


                           KENILWORTH FUND, INC.
            (Exact Name of Registrant as Specified in Charter)

                 Suite 2594, 21 S. Clark Street,
                     Chicago, Illinois  60603
         (Address of Principal Executive Offices)    (Zip Code)

                              (312) 236-5388
                      (Registrant's Telephone Number)

          Mohini C. Pai, Suite 2594, 21 S. Clark Street,
                     Chicago, Illinois  60603
                (Name and Address of Agent for Service)


It is proposed that this filing will become effective (check appropriate box):

_X_  immediately upon filing pursuant to paragraph (b)
___  on (date) pursuant to paragraph (b)
___  60 days after filing pursuant to paragraph (a)(1)
___  on (date) pursuant to paragraph (a)(1)
___  75 days after filing pursuant to paragraph (a)()
___  on (date) pursuant to paragraph (a)(2) of Rule 485.

                           KENILWORTH FUND, INC.

                                PROSPECTUS
                              April 24, 2002


        The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                             TABLE OF CONTENTS



INVESTMENT OBJECTIVE.................................3

PRINCIPAL INVESTMENT STRATEGIES......................3

PRINCIPAL INVESTMENT RISKS...........................4

FUND PAST PERFORMANCE CHARTS.........................4

FUND EXPENSES........................................4

MANAGEMENT OF THE FUND...............................6
     Investment Adviser..............................6

SHAREHOLDER INFORMATION..............................7
     Pricing of Fund Shares..........................7
     Purchase of Fund Shares.........................7
     Redemption of Fund Shares.......................7
     Dividends and Distributions.....................7
     Tax Consequences................................7

FINANCIAL HIGHLIGHTS INFORMATION.....................8

SHARE PURCHASE APPLICATION..........................11

INVESTMENT OBJECTIVE

     The Kenilworth Fund's investment objective is long term capital appreciation. As with any mutual fund, there is no assurance that the Fund will achieve its goal.

PRINCIPAL INVESTMENT STRATEGIES

     Our investment philosophy during the last 30 years has been guided by the historical fact that long term investment in stocks in the United States has produced annual returns of over 9.5% over a sixty year span. When one includes the decade of the 1980s, with its 18% annual return and similar returns in the 1990s, the annual return averages almost 11% exceeding that of bonds and money market instruments. Hence, one of the Fund's principal investment strategies is to invest in a non-diversified portfolio of common stocks. Notwithstanding the historical returns for common stocks, there is no assurance that these returns will continue in the future.
     Before investing in companies, the Fund tries to determine the outlook for the economy, the course of monetary policy as pursued by the Federal Reserve Board, the direction of interest rates and of overall corporate profits--the two most critical factors determining overall equity market values. Then, we focus on four or five large industries that are likely to perform well in that economic milieu and generally choose two to four companies that are the dominant growers, those companies with dominant or growing market share in a growing market, in their respective industries. The Fund generally rotates out of expensive stocks and into inexpensive stocks by selling the stocks of those companies whose price earnings ratios become expensive relative to that of their growth rates and that of the overall market, and buying the stocks of those companies whose price earnings ratios are low relative to that of their growth rates and that of the overall market. The Fund employs both a growth and value style of investing.

     The Fund invests primarily in:

(a)large capitalization stocks listed on the United States stock exchanges, those generally over $10 billion in size;

(b)in special situations such as:

     --those situations in which companies are likely to be bought out at a high premium to their current market price;

     --those situations in which a company's stock market price does not reflect the underlying value of all the company's assets, particularly those of real-estate or patents carried at historic cost;

     --those situations in which the stock market price of a corporation with two very profitable businesses is trading at a discount to its actual value because of political and/or legal uncertainties involving one of the businesses, thereby placing a negative value on that business;

(c) turnaround situations where due to new products, managements, or technologies a new future is forecast for a given company, or;

(d) in companies with a very strong technological niche in a dynamic growth industry.

     We use extensive research to identify growing companies to buy at reasonable prices and then we hold those companies for long periods of time. We have developed many criteria over the last 30 years to identify companies that generate superior long term returns:

(a) Management: great companies are created by visionary managers who deliver predictable growth;

(b) strong return on capital showing wise use of scarce capital;

(c) low costs: companies that can produce the product at a lower cost than their competitors;

(d) dominant or growing market share in a growing market;

(e) strong balance sheets;

(f) turnaround situations due to new management, products, or technologies;

(g) historically consistent and predictable growth rates.

     The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies when market conditions warrant such trading. Market conditions warrant active and frequent trading when major political, economic and financial uncertainties appear on the investment horizon. Active and frequent trading results in increased portfolio turnover which may have tax consequences to tax paying shareholders. The possible tax consequences to tax paying shareholders are:

          --an increase in the size of capital gains distributions by the Fund, which distributions are taxable to tax paying shareholders;

          --an increase in the size of short-term capital gains distributions, which distributions are generally taxed at a higher tax rate than long-term capital gains distributions.

The tax consequences of a Fund's portfolio turnover may affect the Fund's performance by reducing its after tax rate of return.

     In response to adverse market, economic, political or other conditions, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies. The effect of taking such temporary defensive positions is that the Fund may not achieve its investment objective of long term capital appreciation.

PRINCIPAL INVESTMENT RISKS

      The risks of investing in the Fund are:

(a) the overall market's decline because of political and/or economic uncertainties;

(b) factors bearing specifically on a given industry or company;

(c) the Fund's non-diversified style of investing.

Ultimately, when you sell your shares of the Fund, they could be worth less than what you paid for them.
     The Fund's share price changes daily in response to political, economic and financial news. A change in the direction of interest rates, military conflagrations, statistics showing adverse economic conditions, or political and regulatory happenings can all cause the Fund's net asset value to decline. Similarly, news regarding the financial condition or changes in specific economic or political conditions that may affect a particular company whose stock the Fund holds may also cause the Fund's share price to decline.
     In addition, the Fund is classified as being non-diversified which means that, compared with other funds, it may invest a relatively high percentage of its assets in a limited number of companies. Because the Fund may hold roughly 50% of its assets in the stocks of only several companies, the Fund's share price may be more susceptible to any single economic, political or regulatory occurrence than would a fund that seeks broad diversification. Thus, the net asset value of the Fund is likely to be more volatile than the net asset value of a diversified fund.
     The risk of investing in special situations and turnaround situations is that there is no assurance that the hoped for elements of these situations will occur. Specifically, there is no assurance that companies will be bought out at a high premium to their current market price; or that a company's stock market price will ever reflect the underlying value of all the company's assets.
     Loss of money is a risk of investing in the Fund.


FUND PAST PERFORMANCE CHARTS

     The following bar chart and table provides some indication of the risks of investing in the Fund by showing the changes in the Fund's performance from year to year and compares the Fund's average annual performance returns over various periods of time to the performance of the S&P 500 Index. Returns are based on past results and are not an indication of future performance.


YEAR-BY-YEAR RETURNS

Kenilworth Fund

                 <BAR CHART HERE>

<Calendar Years: 1994 1995 1996 1997 1998 1999 2000 2001>
<Returns: -5.95% 28.03% 29.48% 20.67% 20.58% 26.95% -6.96% -26.16%>






Best Quarter:      Q4  1998  28.39%
Worst Quarter:     Q1  2001 -22.00%



AVERAGE ANNUAL TOTAL RETURNS
 Periods ended December 31, 2001

                         1 year    5 years  Since Inception*
Return Before Taxes      -26.26%   4.88%          8.81%

Return After Taxes on
Distributions            -26.16%   4.72%          8.49%

Return After Taxes on
Distributions and Sale
of Fund Shares           -15.93%   3.98%          7.30%

S&P 500 Index
(reflects no deduction
for fees, expenses, or taxes) -11.87%   10.70%    13.81%

*Inception Date: July 1, 1993

The S&P 500 stock Index follows the stock market performance of 500 of the largest companies in the United States. The return of the S&P 500 Index does not reflect the costs of buying and selling securities or managing a stock portfolio, costs that are deducted from mutual fund returns.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
 (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases.........None
Maximum Deferred Sales Charge (Load).....................None
Maximum Sales Charge (Load) Imposed on
     Reinvested Dividends................................None
Redemption Fee...........................................None
Exchange Fee.............................................None


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fee..........................................1.00%
Distribution (12b-1) Fee................................None
Other Expenses..........................................0.46%
Total Annual Fund Operating Expenses*...................1.46%

  *The Fund's expenses are limited to 1.60% of its average net assets. Expenses in excess of 1.60% are required to be reimbursed by the Fund's investment advisor, pursuant to its advisory agreement with the Fund. The Fund's advisory agreement, which contains the expense reimbursement clause, is reviewed every year by the Fund's Board of Directors. The expense reimbursement clause cannot be terminated at will by the Fund's investment advisor.

   EXAMPLE:

This EXAMPLE is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds.

This EXAMPLE assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This EXAMPLE also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year   3 years   5 years   10 years
$ 149    $ 462     $ 797     $1746

MANAGEMENT OF THE FUND

     INVESTMENT ADVISOR
     The Investment Advisor to the Fund is Institutional Portfolio Services, Ltd. (IPS), 21 S. Clark Street, Suite
2594, Chicago, Illinois 60603.
Since 1969, IPS has served as an investment advisor to wealthy individuals and corporate pension plans. IPS is registered as an investment advisor with the Securities and Exchange Commission under the Investment Advisers Act of 1940.
     IPS provides the Fund with investment advisory services, office space and personnel. IPS also pays the salaries of those of the Fund's employees, officers, and directors who are also employees, officers, and/or directors of IPS. Additionally, IPS pays all other executive salaries and executive expenses, charges for all clerical services relating to the Fund's investments and all promotional expenses of the Fund, including the printing and mailing of the prospectus to other than current shareholders.
    As compensation for its advisory services, the Fund pays to IPS a monthly advisory fee at the annual rate of 1.0% per year on the average net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. The advisory fee paid to IPS for the fiscal year ended December 31, 2001 was 1.0% of the Fund's average net assets. The Fund also pays IPS for certain administrative services such as record keeping, computer software and development, and other operations management services. The administrative services fee paid to IPS for the fiscal year ended December 31, 2001 was $40,000. IPS is required to reimburse the Fund for the Fund's expenses incurred in excess of 1.6% of the Fund's average net assets. IPS will reimburse the Fund for any excess on a yearly basis.

PORTFOLIO MANAGER

     Ms. Mohini C. Pai is the Vice-President of IPS and has been with IPS since 1984. Ms. Pai is responsible for the day-to-day management of the Fund's portfolio. Ms. Pai's business experience during the past five years has been that of portfolio manager and Vice-President of IPS and President and a Director of Kenilworth Fund, Inc.

SHAREHOLDER INFORMATION

     DETERMINATION OF NET ASSET VALUE
     The net asset value per share of the Fund is determined at the close of trading on the New York Stock Exchange (currently 4:00 P.M., Eastern Standard Time)on days in which the Exchange is open for business, except that the net asset value will not be computed on a day in which no orders to purchase shares were received and no shares were tendered for redemption. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.
     Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price.
     All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities are valued at a fair value determined in good faith by the Board of Directors.

     PURCHASE OF FUND SHARES
     An initial purchase of shares of the Fund may be made by sending a properly completed Share Purchase Application to the Fund. The minimum initial purchase of shares is $10,000.
Related party accounts and retirement accounts require a minimum initial purchase of $5,000. Related party accounts are defined as those accounts opened with the Fund under the same tax identification number, or those accounts opened by a family member or relative of an existing shareholder. Purchases subsequent to the initial purchase may be sent to the address given in the Prospectus. Minimum subsequent purchases of shares is $1,000. The offering price for the Fund's shares is equal to the net asset value per share (determined in the manner described under "Determination of Net Asset Value") on the day, prior to the close of trading on the New York Stock Exchange, that the purchase order is received and accepted by the Fund. Orders received by the Fund after the close of the New York Stock Exchange will be confirmed at the net asset value determined at the close of the New York Stock Exchange on the next business day. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted.
  The Fund sells fractional shares in addition to whole shares. The Fund maintains a book-entry-only system with regard to Fund shares. Fund share certificates will not be issued.
  The minimums for subsequent purchases do not apply to shares purchased pursuant to the reinvestment of income dividends and capital gain distributions. The minimums may be changed at any time. Shareholders will be given at least thirty days notice of any increase in the minimums. However, the Fund reserves the right to waive or lower investment minimums at its discretion.
  All orders to purchase shares are subject to the Fund's acceptance and are not binding until so accepted. All orders to purchase shares that are accepted will be processed at the net asset value next determined after receipt of the purchase order as provided herein regardless of the date of acceptance. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interests of existing shareholders.

     RETIREMENT ACCOUNTS
     Shares of the Fund may be purchased or redeemed for retirement accounts through New York Stock Exchange registered brokerage firms having a relationship with the Fund. Typically, a shareholder will elect to custody his or her retirement account at a brokerage firm. Upon the shareholder's direction to purchase shares of the Fund for his or her retirement account, the brokerage firm will effect a written order for the purchase of Fund shares. Any such purchase or redemption will not be effective until the order or request is received by the Fund. Retirement account holdings, including the Fund, will appear monthly on the retirement account statement issued directly by the relevant brokerage firm.
     The minimum initial investment for retirement accounts is $5,000 and $1,000 for subsequent purchases. There are no additional Fund charges for retirement accounts. Brokerage firms usually charge a fixed yearly fee for the custody and administration of retirement accounts.

     REDEMPTION OF FUND SHARES
     Shareholders of the Fund may request redemption of their shares at any time as provided herein. The redemption price shall be equal to the net asset value next determined after receipt by the Fund's transfer agent of a request for redemption submitted in proper form. See "Determination of Net Asset Value." The value of the shares on redemption may be more or less than their original cost, depending upon the then-current market value of the Fund's investments.
     Shares may be redeemed by submitting a written request for redemption to the Fund. A written redemption request to the Fund, as transfer agent, must specify (a) the name of the Fund,
(b) the dollar amount or specific number of shares to be redeemed, and (c) the shareholder's name and account number.
The redemption request must be signed by each registered owner exactly as the shares are registered. The Fund, at its discretion, may require a signature guarantee for redemption from a bank, trust company, savings and loan association, a member of a national stock exchange for redemption, or any other financial institution authorized to guarantee signatures. Requests for redemption by telephone and requests that are subject to any special conditions or that specify an effective date or other than as provided herein cannot be honored.
     For accounts registered in the name of corporations or associations, the redemption request must include a corporate resolution certified by a duly authorized officer of the corporation or association, with such officer's signature guaranteed. For accounts registered in the name of a trust, the redemption request must be signed by each trustee registered on the account, with each signature guaranteed at the Fund's discretion. Questions with respect to the proper form of redemption requests should be directed to the Transfer Agent at
(312) 236-5388.
  A redemption request received at the same time or near the same time as an address change must be accompanied by a signature guarantee. The guarantor of a signature must be a national bank or trust company, a member of the Federal Reserve System or a member firm of a national securities exchange or any other financial institution authorized to guarantee signatures. The Transfer Agent reserves the right to reject the signature guarantee of an institution if such rejection would be in the best interests of the Fund and its shareholders. Notwithstanding the above, signature guarantees will be required where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.
     The proceeds of redemptions will ordinarily be mailed within seven days after receipt of a properly completed redemption request. It is mandatory that the Fund redeem shares upon the proper request of a shareholder. When shares are purchased by check, the Fund reserves the right to delay redemption of shares until it is satisfied that the investor's check used to purchase shares has cleared. Local checks generally are collected in three business days and non-local checks may take longer in certain circumstances.
       The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund reserves the right to redeem shares in any account and send the proceeds to the shareholder if the shares in the account do not have a value of at least $5,000. The Fund will notify a shareholder of its intention to terminate the account and provide the shareholder with not less than thirty days to make additional investments.
     The Fund reserves the right to pay redemptions in kind. Thus, redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Directors determines it is in the best interests of the Fund.
     Questions regarding redemptions and the procedures that must be followed should be directed to the Fund as Transfer Agent, 21
S. Clark Street, Suite 2594, Chicago, Illinois  60603, (312)
236-5388.

     DIVIDENDS AND DISTRIBUTIONS
     Unless a shareholder elects otherwise by notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The Fund acts as the shareholder's agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional shares so acquired. A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.
     Dividends from the Fund's net investment income as well as distributions designated as capital gains will ordinarily be declared and paid annually in such a manner as to avoid paying income tax on the Fund's net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized capital gains. Such distributions and dividends will typically be made in December. As current income is not an objective of the Fund, the amount of dividends will likely be small. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

     TAX CONSEQUENCES
     The Fund intends to maintain its qualification as a "regulated investment company" under the Internal Revenue Code by distributing as dividends not less than 90% of its taxable income and by continuing to comply with all other requirements of Subchapter M of the Code. If the Fund qualifies, the Fund will not be liable for Federal income taxes on amounts paid by it as dividends and distributions.
     For Federal income tax purposes, dividends paid by the Fund and distributions from short-term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Distributions paid by the Fund from long-term capital gains whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. The distributions are taxable whether you receive them in cash or in additional shares. If you are not required to pay tax on your income, you will not be required to pay Federal income taxes on the amounts distributed to you. Dividends and capital gain distributions declared in December and paid the following January will be taxable in the year they are declared.
     Distributions by the Fund may subject an investor to state and local taxes on the distributions, depending on the laws of a shareholder's home state and locality. Because this section is not intended to be a full discussion of present or proposed Federal income tax law and its effect on shareholders, shareholders are urged to consult their own tax adviser.

CONDENSED FINANCIAL INFORMATION
Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton L.L.P. for the years ended 1999, 2000 and 2001, and by other auditors for the years ended 1997 and 1998. Grant Thornton's report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

                          For the Years Ended December 31
                        2001     2000     1999     1998     1997
Selected Per-Share Data
 Net Asset Value,
  beginning of period
                       $25.54    $27.45  $21.91   $18.17   $15.43

 Income from Investment Operations
  Net Investment
   Income (Loss)        (0.09)    (0.19)   (0.12)  (0.04)   (0.05)
  Net Realized and
   Unrealized Gain (Loss)
   on Investments        (6.59)   (1.72)    6.02     3.78     3.24
         Total.......... (6.68)   (1.91)    5.90     3.74     3.19
Less Distributions From
 Net Investment Income    0.00     0.00     0.00     0.00     0.00

 From Net Realized Gains  0.00     0.00     0.36     0.00     0.45

         Total........... 0.00     0.00     0.36     0.00     0.45



 Net Asset Value,
  end of period......... $18.86   $25.54  $27.45   $21.91   $18.17



Total Return............  -26.16%  -6.96%  26.95%   20.58%   20.67%


Ratios and Supplemental Data
 Net Assets,
  end of period
  (in thousands)         $10,969   $15,451  $15,666   $12,178   $9,790


 Ratio of Net Expenses
  to Average Net Assets 1.46%   1.31%   1.41%   1.42%     1.52%


 Ratio of Net Investment
  Income to Average
  Net Assets            (0.44%)  (0.66%) (0.52%)  (0.24%)  (0.29%)


Portfolio Turnover Rate 44.73%   43.93%  38.29%    70.28%   76.99%



No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information and, if given or made, such information or representations may not be relied upon as having been authorized by the Kenilworth Fund, Inc. This Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.

                           KENILWORTH FUND, INC.
                        SHARE PURCHASE APPLICATION

Mail To:                                   Minimum Investments:
Kenilworth Fund, Inc.                      Initial:  $10,000.00
21 S. Clark Street         Retirement/Related Party: $5,000.00
Suite 2594                               Subsequent: $1,000.00
Chicago, IL  60603

All applications are accepted in Illinois and under Illinois laws.
#1...Registration of Shares

Owner (Individual, Corporation, Trustee or      Joint Owner/DOB
Custodian)/Date of Birth
                                       Social Security Number
Address
                                     Daytime Telephone Number
City          State     Zip

If more than one owner is listed above, then shares will be registered as joint tenants with rights of survivorship and not as tenants in common, unless otherwise instructed.

#2...Investment Information

     This investment represents (a)an:
   ___ Initial purchase payable to: Kenilworth Fund, Inc.

                        Amount $__________

   ___ Subsequent purchase payable to Kenilworth Fund, Inc.
                        Amount $__________

#3...Dividend Option

All income dividends and capital gains distributions will be reinvested in additional shares as stated in the prospectus unless the box below is checked.

___ Please pay all income dividends and capital gains distributions in cash.

I/We understand that certificates for shares purchased
(either initial or reinvested) will not be issued.

#4...Taxpayer Obligations          W-9

I am a U.S. citizen  ___ Yes    ___ No

The Internal Revenue Service (IRS) requires each taxpayer to provide a Social Security or Taxpayer Identification Number and to make the following certifications:

I certify under penalty of perjury
that:
     1) The Social Security or other Tax I.D. number stated above is correct.
     2)  I am not subject to backup withholding because:*
         A.  I am expemt from backup withholding, or
        B. The IRS has not notified me that I am subject to backup withholding as a result of
           Failure to report all interest or dividends, or
         C. The IRS has notified me that I am no longer subject to backup withholding, and
     3) I am a U.S. person (including a U.S. resident alien) *Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment or secured property, cancellation of debt, contributions to an individual returement arrangement (IRA) and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

#5...Signature and Agreement

I/We, the undersigned, have received a copy of the current prospectus of the Kenilworth Fund, Inc., and are purchasing fund shares in accordance with its provisions. I/We further certify that the undersigned is of legal age and has full legal capacity to make this purchase. The purchase price shall be the net asset value next determined following receipt of the application by the Fund, if the application is accepted. This application cannot be processed unless accompanied by payment. The Internal Revenue

Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of Owner                         Date

Signature of Joint Owner (if any)          Date

OTHER FUND DOCUMENTS
Additional information about the Kenilworth Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Additional information about the Kenilworth Fund and its management and operations is available in the Statement of Additional Information, which is incorporated by reference into this Prospectus.

WHERE TO GET THESE DOCUMENTS
The Statement of Additional Information and the Fund's annual and semi-annual reports are available, without charge, upon request.
To receive these documents or request other information about the Fund, or for shareholder inquiries:

1.     Write to us at: Kenilworth Fund, Inc., 21 S. Clark Street,
Suite 2594, Chicago, IL  60603

2. Call us collect Monday through Friday, 9 a.m. to 5 p.m., Central Standard Time at 312-236-5388.

3.     Visit the Kenilworth Fund website: www.kenilworthfund.com.

4.     E-Mail the Fund at: kfinfo@kenilworthfund.com


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by electronic request at the following email address: publicinfo@sec.gov.



Kenilworth Fund, Inc.  Investment Company Act File No. 811-7620

                           KENILWORTH FUND, INC.
                            21 S. Clark Street
                                Suite 2594
                         Chicago, Illinois  60603
                              (312) 235-5388


                                  PART B

                    STATEMENT OF ADDITIONAL INFORMATION
                         Dated: April 24, 2002

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Kenilworth Fund, Inc., dated April 24, 2002, and any supplement thereto.
A copy of the Prospectus may be obtained without charge from the Kenilworth Fund, Inc., at the address and telephone number set forth above.





                         No person has been authorized to give
any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated April 24, 2002, and, if given or made, such information or representations may not be relied upon as having been authorized by the Kenilworth Fund, Inc.

                             TABLE OF CONTENTS


THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . .   3

INVESTMENT OBJECTIVE AND POLICIES. . . . . . . . . . . . . .   3

INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . .   3

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . .   5
                Directors . . . . . . . . . . . . . . . . . .  5
                Investment Adviser. . . . . . . . . . . . . .  5
                Administrative & Management Services. . . . .  6
                Custodian & Transfer Agent  . . . . . . . . .  6

PRINCIPAL SHAREHOLDERS . . . . . . . . . . . . . . . . . . ..  6

BROKERAGE ALLOCATION . . . . . . . . . . . . . . . . . . . . . 6

DETERMINATION OF NET ASSET VALUE . . . . . . . . . . . . . . . 7

HOW TO PURCHASE FUND SHARES  . . . . . . . . . . . . . . . . . 7

HOW TO REDEEM FUND SHARES. . . . . . . . . . . . . . . . . . . 7

SHAREHOLDER PLANS. . . . . . . . . . . . . . . . . . . . . . . 8

               Dividend Reinvestment Plan. . . . . . . . . . . 8

RETIREMENT ACCOUNTS. . . . . . . . . . . . . . . . . . . . . . 9

DISTRIBUTIONS AND TAXES. . . . . . . . . . . . . . . . . . . . 9
               Distributions . . . . . . . . . . . . . . . . . 9
               Taxes . . . . . . . . . . . . . . . . . . . . . 9

CAPITAL STOCK. . . . . . . . . . . . . . . . . . . . . . . . . 9

SHAREHOLDER REPORTS AND MEETINGS . . . . . . . . . . . . . . . 10

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . 11

                                 THE FUND

     Kenilworth Fund, Inc. (the "Fund") is a no-load, open-end, non-diversified management investment company commonly called a "mutual fund." As a no-load fund, the Fund does not impose sales charges, 12b-1 charges, or redemption fees. The Fund was organized as an Illinois corporation on October 24, 1988.

                     INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds, fixed-income obligations of corporations and the United States government, and securities convertible into common stocks of corporations.
     Although the Fund seeks to invest substantially all its assets in common stocks, the composition of the Fund's portfolio will vary depending upon the Adviser's perception of current and future market and economic conditions. The Fund may, for temporary defensive purposes and to meet its redemption requirements, invest some of its assets in money market securities, including U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper or cash or cash equivalents. The Fund does not intend to invest in any security which, at the time of purchase, is not readily marketable. The Fund does not retain securities that subsequently become illiquid. The Fund does not intend to place emphasis on short-term trading profits. However, when circumstances warrant, investment securities may be sold from time to time without regard to the length of time they have been held.

     The Fund's investment advisor expects that under normal circumstances the Fund's anticipated portfolio turnover rate will not exceed 75%. However, this rate should not be construed as a limiting factor and the portfolio turnover rate may exceed 75% when the investment advisor deems changes appropriate. Nonetheless, the Fund will not change its investment objective of long-term capital appreciation. The annual portfolio turnover rate indicates changes in the Fund's portfolio. For instance, a rate of 100% would result if all the securities in the portfolio (excluding securities whose maturities at acquisition were one year or less) at the beginning of an annual period had been replaced by the end of the period.
     The Fund is designed for investors with a long-term investment perspective (and not with a view to playing short-term swings in the market). Investors should be aware that up to 100% of the Fund's portfolio may be invested in common stocks and other equity-type securities. To the extent that the Fund's portfolio is primarily invested in common stocks and other equity-type securities, the Fund's net asset value may be subject to greater fluctuation than a portfolio containing a substantial amount of fixed income securities. There can be no assurance that the objective of the Fund will be realized or that any income will be earned. Nor can there be assurance that the Fund's portfolio will not decline in value.

                          INVESTMENT RESTRICTIONS

     The Fund has adopted certain investment restrictions which are presented below, and which, together with the investment objective of the Fund, cannot be changed without approval by holders of a majority of the Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, this means the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

Certain restrictions referred to in the foregoing paragraph are summarized below. The Fund will not:

(1) Act as underwriter for securities of other issuers except insofar as the Fund may be deemed an underwriter in disposing of its own portfolio securities;

(2) Borrow money, issue senior securities, or purchase securities on margin, but may obtain such short term credit from banks as may be necessary for clearance of purchases and sales of securities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets;

(3) Invest more than 25% of its assets at the time of purchase in any one industry;

(4) Invest in securities of other investment companies except as part of a merger, consolidation, or purchase of assets approved by the Fund's shareholders or by purchases with no more than 10% of the Fund's assets in the open market involving only customary broker's commissions;

(5) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein;

(6) The Fund may not purchase or retain securities of any issuer if those officers and directors of the Fund or its Investment
Adviser owning individually more than 1/2 of 1% of any class of security collectively own more than 5% of such class of securities of such issuer;

(7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 15% of its assets taken at cost;

(8) Invest in restricted, illiquid or other securities without readily available market quotations; and

(9) Purchase the securities of any issuer if, at the time of acquisition it would own more than 10% of the outstanding voting securities of any one company;

(10) Invest in companies for the primary purpose of acquiring control of management thereof;

(11) Purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions and make short sales of securities (except short sales against the box);

(12) Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities;

(13) Purchase securities of any company having less than three years continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its assets;

(14) Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York Stock Exchange, or more than 2% of the value of the assets of the Fund in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

                            MANAGEMENT OF THE FUND

Directors

  The Fund's Board of Directors has overall responsibility for the business and affairs of the Fund in accordance with the laws of the State of Illinois governing the responsibilities of directors. The Board acts as a unified body and considers it unnecessary to have separate committees. Officers and Directors of the Fund, together with their addresses, and principal occupations during the past five years are:

                                      Term of      Principal
                                      Office and   Occupations
Name and Address                      Length of    Past Five
and Age              Position        Time Served   Years
Mohini C. Pai*       President       1 year        Vice President
21 S. Clark Street   Interested      8 years       IPS, Ltd.
Chicago, IL.         Director                      Chicago, IL
67

B. Padmanabha Pai*   Vice-President  1 year        President
21 S. Clark Street   Interested      8 years       IPS, Ltd.
Chicago, IL.         Director                      Chicago, IL
66

Savitri P.Pai*       Secretary/Treasurer 1 year   Attorney-at-Law
21 S. Clark Street   Interested          8 years  Chicago, IL
Chicago, IL.         Director
36

Kirtna Pai*          Interested      1 year       Executive Director
1585 Broadway        Director        8 years      Morgan Stanley
New York, NY                                      & Company, Inc.
37                                                New York, NY

Dr. Larry A.         Non-Interested   1 year      Professor of
Sjaastad             Director         8 years     Economics,
Department of                                     University of
Economics                                         Chicago, IL
66
 *interested persons

  Mr. B.P. Pai and Mrs. Mohini C. Pai are husband and wife.  Mr.
B.P. Pai and Mrs. Mohini C. Pai are the parents of Ms. Savitri P.
Pai and Ms. Kirtna Pai, who are sisters. Additionally, at this time the Fund does not make payments to its Interested Directors.

All payments made to employees of the Fund who are also Directors of the Fund are paid by the Adviser.


As of December 31, 2001, each director beneficially owned equity securities in the Fund as follows:

                     DIRECTOR OWNERSHIP OF FUND SHARES

Name of Director              Dollar Range of Equity Securities
                              in the Fund
Mohini C. Pai                 over $100,000
B. Padmanabha Pai             over $100,000
Savitri P. Pai                over $100,000
Kirtna Pai                    over $100,000
Larry A. Sjaastad             $50,001-$100,000

                              CODES OF ETHICS
     The Fund and its investment adviser have adopted codes of ethics under rule 17j-1 of the Investment Company Act. Personnel subject to the codes are permitted to invest in securities, including securities that may be purchased or held by the Fund.

                          PRINCIPAL SHAREHOLDERS
    As of April 23, 2002, the following persons owned of record 5 percent or more of the Fund's shares outstanding:
(1)  Marjorie Lindsay Remainder Trust, P.O. Box 7127
Indian Lake Estate, FL (7.60%); (2) Shirley Lindsay Trust, P.O.Box 7127, Indian Lake Estate, FL (9.52%); (3) Institutional Portfolio Services, Ltd., 21 S. Clark Street, Chicago, IL (6.14%).
    All directors and officers of the Fund, as a group, own 147,749 shares beneficially, directly and/or indirectly or 26.08% of the Fund's total shares outstanding.

Investment Adviser

     The Fund has entered into an Investment Advisory Agreement ("Advisory Agreement") with Institutional Portfolio Services, Ltd., 21 S. Clark Street, Suite 2594, Chicago, Illinois
60603 (the "Adviser"). Mr. B. Padmanabha Pai is the sole shareholder, principal executive officer and director of the Adviser. Since 1984, Mohini C. Pai has been the Vice-President of IPS. Since 1969, the investment advisor has served as an investment advisor to wealthy individuals and corporate pension plans on an individual account basis for the past 32 years. The Adviser is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940.
     The Advisory Agreement provides that the Adviser shall manage the Fund's investments and shall determine the Fund's portfolio transactions and shall be responsible for overall management of the Fund's business affairs, subject to the supervision of the Board of Directors. As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1% per year on the net assets of the Fund.
All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. For the fiscal years ending December 31, 1999, 2000 and 2001 the Adviser was paid $130,585, $177,485 and $120,576 respectively.
     Under the Advisory Agreement, the Adviser provides the Fund with investment advisory services, office space and personnel. The Adviser also pays the salaries of those of the Fund's employees, officers and directors who are also employees, officers, and/or directors of the Adviser. Additionally, the Adviser pays all other executive salaries and executive expenses, charges for all clerical services relating to the Fund's investments and all promotional expenses of the Fund, including the printing and mailing of the prospectus to other than current shareholders.
       The Fund pays all of its other costs and expenses including interest, taxes, salaries of its employees, fees of directors who are not employees, officers, or directors of the Adviser, administrative expenses related directly to the issuance and redemption of shares (such as expenses of registering or qualifying shares for sale, charges of custodians, transfer agents, and registrars), costs of printing and mailing reports and notices to shareholders, charges for auditing services and legal services, and other fees and commissions of every kind not expressly assumed by the Adviser. (See section below titled:
"Administrative & Management Services"). The Funds expenses are limited, however, by an excess reimbursement provision in the Advisory Agreement. If the annual operating and management expenses (excluding taxes and interest) exceeds 1.6% of the average net assets of the Fund, the Advisory Agreement requires the Adviser to reimburse the Fund for any such excess on a monthly basis.

Administrative & Management Services
     The Fund has entered into an Administrative & Management Services Agreement (the "Administrative Services Agreement") with the Fund's investment adviser, Institutional Portfolio Services, Ltd., ("IPS"). The Administrative Services Agreement requires IPS to provide record keeping, computer software and development and other operations management services for the Fund. IPS will be paid the sum of $40,000 per year. As stated in the above-mentioned section titled: "Investment Adviser", if the Fund's annual operating and management expenses exceed 1.6% of the average net assets of the Fund, the Fund's investment adviser will reimburse the Fund for any excess on a monthly basis.

Custodian & Transfer Agent
   The Fund acts as its own custodian and transfer agent. The Fund will comply with all provisions of Rule 17f-2 of the Act in regard to self-custodianship. Specifically, there will be three independent audits annually with at least two of the audits unannounced.


Independent Public Accountant
     Grant Thornton LLC, 700 One Prudential Plaza, 130 E.
Randolph Dr., Chicago, IL  60601-6203, acts as the Fund's
Independent Public Accountant.  Grant Thornton LLC certifies the
Fund's financial statements on a yearly basis and conducts audits of the Fund's securities and other assets as required per Rule
17f-2 of the Investment Company Act of 1940.


                           BROKERAGE ALLOCATION
     The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable price. The Fund places all orders for purchase and sale of its portfolio securities through the Fund President who is answerable to the Fund Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, have furnished statistical or other factual information and services, which, in the opinion of management, are helpful or necessary to the Fund's normal operations. Those services may include economic studies, industry studies, security analyses and reports, sales literature and statistical devices furnished either directly to the Fund or to the Adviser. No effort is made in any given circumstance to determine the value of these materials or services or the amount they might have reduced expenses of the Adviser.
     Other than set forth above, the Fund has no fixed policy, formula, method or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. The Board of Directors evaluates and reviews the reasonableness of brokerage commissions paid semi-annually. For the fiscal years ending December 31, 1999, 2000 and 2001 the Fund paid $11,585, $15,100 and $18,500 respectively, in brokerage commissions.

                              CAPITAL STOCK

     The Fund is a corporation organized under the laws of the State of Illinois and was incorporated on October 24, 1988. The Fund has 10,000,000 shares of authorized capital stock. Each share has one vote and all shares participate equally in dividends and other distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Shares of the Fund have no preemptive rights and no conversion or subscription rights. Shareholders are entitled to redeem shares as set forth under "How to Redeem Shares." The investor will be the record owner of all shares in his account with full shareholder rights.

                     DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is determined at the close of trading on the New York Stock Exchange (currently 4:00 P.M., Eastern Standard Time) on days in which the Exchange is open for business, except that the net asset value will not be computed on a day in which no orders to purchase shares were received and no shares were tendered for redemption. The net asset value per share is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, and dividing the remainder by the number of shares outstanding.
     Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from NASDAQ is valued at that price.
     All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Other assets and securities are valued at a fair value determined in good faith by the Board of Directors.

                       HOW TO PURCHASE FUND SHARES
     An initial purchase of shares of the Fund may be made by sending a properly completed Share Purchase Application to the Fund. The minimum initial purchase of shares is $10,000.
Related party accounts and retirement accounts require a minimum initial purchase of $5,000. Related party accounts are defined as those accounts opened with the Fund under the same tax identification number, or those accounts opened by a family member or relative of an existing shareholder. Purchases subsequent to the initial purchase may be sent to the address given in the Prospectus. Minimum subsequent purchases of shares is $1,000. The offering price for the Fund's shares is equal to the net asset value per share (determined in the manner described under "Determination of Net Asset Value") as determined as soon as possible after the close of the New York Stock Exchange on the day that the purchase order is received and accepted by the Fund.

Orders received by the Fund after the close of the New York Stock Exchange will be confirmed at the net asset value determined at the close of the New York Stock Exchange on the next business day. All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted.
     The Fund sells fractional shares in addition to whole shares. The Fund maintains a book-entry-only system with regard to Fund shares. Fund share certificates will not be issued.
     The minimums for subsequent purchases do not apply to shares purchased pursuant to the reinvestment of income dividends and capital gain distributions. The minimums may be changed at any time. Shareholders will be given at least thirty days notice of any increase in the minimums. However, the Fund reserves the right to waive or lower investment minimums at its discretion.
     All orders to purchase shares are subject to the Fund's acceptance and are not binding until so accepted. All orders to purchase shares that are accepted will be processed at the net asset value next determined after receipt of the purchase order as provided herein regardless of the date of acceptance. The Fund may decline to accept a purchase order when in the judgment of management the acceptance of an order is not in the best interests of existing shareholders.

                         HOW TO REDEEM FUND SHARES
     Shareholders of the Fund may request redemption of their shares at any time as provided herein. The redemption price shall be equal to the net asset value next determined after receipt by the Fund's transfer agent of a request for redemption submitted in proper form. See "Determination of Net Asset Value." The value of the shares on redemption may be more or less than their original cost, depending upon the then-current market value of the Fund's investments.
     Shares may be redeemed by submitting a written request for redemption to the Fund. A written redemption request to the Fund, as transfer agent, must specify (i) the name of the Fund,
(ii) the dollar amount or specific number of shares to be redeemed, and (iii) the shareholder's name and account number. The redemption request must be signed by each registered owner exactly as the shares are registered. The Fund, at its discretion, may require a signature guarantee for redemption from a bank, trust company, savings and loan association, a member of a national stock exchange, or any other financial institution authorized to guarantee signatures. Requests for redemption by telephone or telegram and requests that are subject to any special conditions or that specify an effective date or other than as provided herein cannot be honored.
     For accounts registered in the name of corporations or associations, the redemption request must include a corporate resolution certified by a duly authorized officer of the corporation or association, with such officer's signature guaranteed. For accounts registered in the name of a trust, the redemption request must be signed by each trustee registered on the account, with each signature guaranteed at the Fund's discretion. Questions with respect to the proper form of redemption requests should be directed to the Transfer Agent at
(312) 236-5388.
     A redemption request received at the same time or near the same time as an address change must be accompanied by a signature guarantee. The guarantor of a signature must be a national bank or trust company, a member of the Federal Reserve System or a member firm of a national securities exchange or any other financial institution authorized to guarantee signatures. The Transfer Agent reserves the right to reject the signature guarantee of an institution if such rejection would be in the best interests of the Fund and its shareholders. Notwithstanding the above, signature guarantees will be required where there appears to be a pattern of redemptions designed to circumvent the signature guarantee requirement, or where the Fund has other reason to believe that this requirement would be in the best interests of the Fund and its shareholders.
     The proceeds of redemptions will ordinarily be mailed within seven days after receipt of a properly completed redemption request. It is mandatory that the Fund redeem shares upon the proper request of a shareholder. When shares are purchased by check, the Fund reserves the right to delay redemption of shares until it is satisfied that the investor's check used to purchase shares has cleared. Local checks generally are collected in three business days and non-local checks may take longer in certain circumstances.
      The right of redemption may be suspended during any period when: (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) the Securities and Exchange Commission has by order permitted such suspension; or (c) an emergency as determined by the Securities and Exchange Commission exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable. The Fund reserves the right to redeem shares in any account and send the proceeds to the shareholder if the shares in the account do not have a value of at least $5,000. The Fund will notify a shareholder of its intention to terminate the account and provide the shareholder with not less than thirty days to make additional investments.
     The Fund reserves the right to pay redemptions in kind. Thus, redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Directors determines it is in the best interests of the Fund.
     Questions regarding redemptions and the procedures that must be followed should be directed to the Fund as Transfer Agent, 21
S. Clark Street, Suite 2594, Chicago, Illinois  60603, (312)
236-5388.

                             SHAREHOLDER PLANS

Dividend Reinvestment Plan

     Unless a shareholder elects otherwise by notice to the Fund, all income dividends and all capital gains distributions payable on shares of the Fund will be reinvested in additional shares of the Fund at the net asset value in effect on the dividend or distribution payment date. The Fund acts as the shareholder's agent to reinvest dividends and distributions in additional shares and hold for his/her account the additional shares so acquired. A shareholder may at any time change his/her election as to whether to receive his/her dividends and distributions in cash or have them reinvested by giving written notice of such change of election to the Fund. Such change of election applies to dividends and distributions the record dates of which fall on or after the date that the Fund receives the written notice.

                            RETIREMENT ACCOUNTS

     Shares of the Fund may be purchased or redeemed for retirement accounts through New York Stock Exchange registered brokerage firms having a relationship with the Fund. Typically, a shareholder will elect to custody his or her retirement account at a brokerage firm. Upon the shareholder's direction to purchase shares of the Fund for his or her retirement account, the brokerage firm will effect a written order for the purchase of Fund shares. Any such purchase or redemption will not be effective until the order or request is received by the Fund. Retirement account holdings, including the Fund, will appear monthly on the retirement account statement issued directly by the relevant brokerage firm.
     The minimum initial investment for retirement accounts is $5,000 and $1,000 for subsequent purchases. There are no additional Fund charges for retirement accounts. Brokerage firms usually charge a fixed yearly fee for the custody and administration of retirement accounts.

                          DISTRIBUTIONS AND TAXES

Distributions

     Dividends from the Fund's net investment income as well as distributions designated as capital gains will ordinarily be declared and paid annually in such a manner as to avoid paying income tax on the Fund's net investment income and net realized capital gains or being subject to a federal excise tax on undistributed net investment income and net realized capital gains. Such distributions and dividends will typically be made in December. As current income is not an objective of the Fund, the amount of dividends will likely be small. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any gains.

Taxes

     The Fund intends to maintain its qualification as a "regulated investment company" under the Internal Revenue Code by distributing as dividends not less than 90% of its taxable income and by continuing to comply with all other requirements of Subchapter M of the Code. If the Fund qualified, the Fund will not be liable for Federal income taxes on amounts paid by it as dividends and distributions.
     For Federal income tax purposes, dividends paid by the Fund and distributions from short-term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Distributions paid by the Fund from long-term capital gains whether received in cash or reinvested in additional shares, are taxable as long-term capital gains, regardless of the length of time you have owned shares in the Fund. The distributions are taxable whether you receive them in cash or in additional shares. If you are not required to pay tax on your income, you will not be required to pay Federal income taxes on the amounts distributed to you. Dividends and capital gain distributions declared in December and paid the following January will be taxable in the year they are declared.

     The Fund is required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments, distributions and redemption proceeds if a shareholder fails to furnish the Fund with his/her social security or other tax identification number ("TIN") and certify under penalty of perjury that such number is correct and that he/she is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the Share Purchase Application and should be completed when the account is established.
     If you do not have a tax identification number, you should indicate on the application form whether a number has been applied for. The Fund may be required to backup withhold if a certified TIN is not delivered to the Fund within 7 days.
     Distributions by the Fund may subject an investor to state and local taxes on the distributions, depending on the laws of a shareholder's home state and locality. Because this section is not intended to be a full discussion of present or proposed Federal income tax law and its effect on shareholders, shareholders are urged to consult their own tax adviser.

                     SHAREHOLDER REPORTS AND MEETINGS

The Fund will provide to shareholders annual reports containing certified financial statements. Additionally, shareholders will receive other periodic reports, at least semi-annually, containing unaudited financial statements. Shareholders will receive a confirmation after each transaction affecting his or her account with the Fund. The annual meeting of the shareholders of the Fund shall be held in the month of March. Any inquiries concerning the Fund may be made by telephone (312) 236-5388, or by writing to the Fund at 21 S. Clark Street, Suite 2594, Chicago, Illinois 60603.

Performance: This graph shows the growth of a $10,000 investment in your Fund and compares it to the S&P 500 index.
For the period beginning July 1, 1993 and ending
December 31, 2001 your investment in the Fund would be $20,494 as compared to a theoretical investment in the S&P 500 which would have grown to $30,094. This performance includes the reinvestment of dividends.

 {GRAPH}

  Cumulative Total Returns
  Periods ended December 31, 2001

                             Past 1 Year Past 5 Years Life of Fund
  Kenilworth Fund, Inc.          -26.16%       26.92%     104.96%
  S&P 500 Index                  -11.87%       66.26%     200.10%

  Cumulative total returns reflect the Fund's actual performance over a set period. The Fund began operations on July 1, 1993.

  Average Annual Returns
  Periods ended December 31, 2001

                             Past 1 Year Past 5 Years Life of Fund
  Kenilworth Fund, Inc.          -26.16%        4.88%       8.81%
  S&P 500 Index                  -11.87%       10.70%      13.81%
  Average annual returns take the Fund's cumulative returns and show you what would have happened if the Fund had performed at a constant rate each year.
  Total returns and yields are based on past results and are not indicative of future performance.

                          KENILWORTH  FUND, INC.
                          STATEMENT OF NET ASSETS
                             December 31, 2001


                       Market
  COMMON STOCKS             97.94%a             Shares             Value

  Banks                      14.75%
      Citigroup, Inc.                           25,000             1,262,000
      J.P. Morgan Chase & Co.                    5,000               181,750
      Wells Fargo & Co.                          4,000               173,800

  Computer-Semiconductor      9.90%
      Intel Corp.                               15,000              471,750
      Applied Materials, Inc.*                  11,000
441,100
      Texas Instruments                          3,500               98,000
      Motorola, Inc.                             5,000               75,100

  Computer Software          10.96%
      Oracle Systems, Inc.*                     15,000              207,150
      Intuit, Inc.*                             10,000              427,800
      Cisco Systems*                             5,000               90,550
      Adobe Systems                              1,000               31,050
      Veritas Software*                          7,000              313,810
      Microsoft*                                 2,000              132,500

  Computer Systems            2.56%
      Hewlett-Packard                            5,000              102,700
      EMC Corporation*                           5,000               67,200
      McData Corp. Class A*                      4,509              110,470

  Drugs                      13.34%
      Merck & Co.                                8,000              470,400
      Bristol-Myers Squibb                       9,500              484,500
      Pfizer, Inc.                              10,500              418,425
      Schering-Plough                            2,500               89,525

  Electrical Equipment        8.41%
      General Electric                          12,000              480,960
      Tyco International Ltd.                    7,500              441,750

  Finance                    14.27%
      Federal National Mortgage                  7,000              556,500
      Federal Home Loan Mortgage                11,000              719,400
      Household International, Inc.              5,000              289,700

  Home Building               2.13%
      Lennar Corp.                               5,000              234,100

  Health Care                 1.08%
      Johnson and Johnson                        2,000              118,200

                          KENILWORTH  FUND, INC.
                          STATEMENT OF NET ASSETS
                             December 31, 2001
        Market
  COMMON STOCKS                                 Shares             Value

  Insurance                   7.24%
      American International Group              10,000              794,000

  Media                       1.38%
      America Online*                            3,000               96,300
      General Motors Class H*                    3,564               55,064

  Medical Instruments           2.52%
      Agilent Technologies*                      6,500              185,315
      Zimmer Holdings, Inc.                      3,000               91,620

  Natural Gas                 1.26%
      Questar                                    5,500              137,775

  Oils                        1.44%
      Frontier Oil                               9,500              158,080

  Telecommunications          2.88%
      ADC Telecommunication*                    27,000              124,200
      Adtran, Inc.*                              3,600               91,872
      Ciena Corp.*                               7,000              100,170

  Utility Gas & Electric      2.23%
      Dominion Resources                         1,500               90,150
      Duke Energy                                3,500              137,410
      Calpine, Inc.                              1,000               16,790

  Utilities-Telephone         1.59%
      A.T.&T.                                    6,000              108,840
      A.T.&T. Wireless                           4,529               65,082

    Total Investments        97.94%                           10,742,858
         (Cost $6,830,063)

  CASH AND RECEIVABLES
    NET OF LIABILITIES        2.06%                              226,094

  TOTAL NET ASSETS             100%                          $10,968,952

  NET ASSET VALUE PER SHARE                                       $18.86
  (based on 581,657 shares of capital outstanding)
    a Percentages for various classifications relate to total net assets.
    *Non-income producing security.
  The accompanying notes are an integral part of these financial statements.


                          KENILWORTH  FUND, INC.
                         STATEMENT  OF OPERATIONS



                                                            Year Ended

     INVESTMENT INCOME                               December 31, 2001

   INCOME:
          Dividends                                           $103,902
            Interest                                            18,998

              Total Income                                     122,900


   EXPENSES:
          Investment Advisory Fees                             120,576
          Administrative and Management Fees                    40,000
          Registration Fees                                      2,452
          Auditing                                               6,700


          Insurance                                              1,828
          Dues and Subscriptions                                 1,957
          Other Expenses                                         1,877
              Total Expenses                                   175,390


     NET INVESTMENT LOSS:                                       (52,490)


     NET REALIZED LOSS ON INVESTMENTS                          (153,144)


     NET DECREASE IN UNREALIZED DEPRECIATION
         ON INVESTMENTS                                      (3,748,517)


     NET REALIZED LOSS AND UNREALIZED DEPRECIATION
          ON INVESTMENTS                                    (3,901,661)


     NET DECREASE IN NET ASSETS FROM OPERATIONS            ($3,954,151)




  The accompanying notes are an integral part of these financial statements.

                          KENILWORTH  FUND, INC.
                   STATEMENT  OF CHANGES  IN NET ASSETS


                                                Year Ended   Year Ended
  OPERATIONS:                            December 31, 2001   December 31, 2000


          Net Investment Loss                     ($52,490)     ($116,623)
  Net Realized Loss on Investments                 (153,144)       (25,204)
  Net Decrease in Unrealized
    Depreciation on Investments                  (3,748,517)    (1,160,491)
          Decrease in Net Assets from Operations (3,954,151)    (1,302,318)


  DISTRIBUTIONS To SHAREHOLDERS:

   Distributions from Net Investment Income          ---            ---
   Distributions from Net Realized
      Gains on Investments                           ---            ---
       Decrease in Net Assets resulting
              from Distributions                     ---            ---


  CAPITAL  SHARE TRANSACTIONS:

   Proceeds From Shares Issued
      (6,996 and 39,841 shares, respectively)    152,500       1,260,428
   Cost of Shares Redeemed
      (30,399 and 5,494 shares, respectively)   (680,402)       (172,801)
   Reinvested Dividends
      (0 and 0 shares, respectively)                ---             ---
       (Decrease) Increase in Net Assets
          from Capital Share Transactions      (527,902)       1,087,627

         Total Decrease in Net Assets         4,482,053)        (214,691)


  NET ASSETS AT BEGINNING OF YEAR
      (605,059 and 570,712 shares outstanding, respectively)
                                               15,451,005       15,665,696

  NET ASSETS AT END OF YEAR
      (581,657 and 605,059 shares outstanding, respectively)
                                               $10,968,952     $15,451,005


  The accompanying notes are an integral part of these financial statements.

                            KENILWORTH  FUND, INC.
                             FINANCIAL  HIGHLIGHTS



                                   For the Years Ended December 31
2001      2000     1999      1998     1997   1996    1995    1994    1993a

  Selected Per-Share Data
   Net Asset Value, beginning of period. .
$25.54    $27.45   $21.91  $18.17  $15.43   $11.93   $9.64   $10.31   $10.00

    Income from Investment Operations
       Net Investment (Loss) Income.
(0.09) (0.19)    (0.12)    (0.04)  (0.05)     0.01     0.06b     0.06b    0.05
       Net Realized and Unrealized
         (Loss) Gain on Investments.
(6.59) (1.72)     6.02      3.78    3.24      3.51     2.64  (0.67)      0.31
             Total . . .
(6.68)   (1.91)    5.90    3.74   3.19    3.52    2.70   (0.61)   0.36

    Less Distributions
        From Net Investment Income . .
0.00     0.00     0.00    0.00    0.00    0.01   0.06    0.06    0.05
        From Net Realized Gains. . . .
0.00     0.00     0.36    0.00    0.45    0.01   0.35    0.00    0.00
                        Total. .
0.00     0.00     0.36    0.00    0.45    0.02   0.41    0.06    0.05

   Net Asset Value, end of period. .
$18.86   $25.54    $27.45   $21.91  $18.17  $15.43  $11.93   $9.64    $10.31

  Total Return . . . .
(26.16%) (6.96%)   26.95%   20.58% 20.67%  29.48%   28.03%  (5.95%)    7.16%c

  Ratios and Supplemental Data
   Net Assets, end of period
      (in thousands) .
$10,969  $15,451  $15,666  $12,178   $9,790  $7,222  $5,099  $3,530   $2,840
   Ratio of Net Expenses
      to Average Net Assets. . .
1.46%    1.31%     1.41%     1.42%   1.52%    1.51%  1.69%b   1.70%b   0.52%
   Ratio of Net Investment Income
      to Average Net Assets. .
(0.44%) (0.66%)   (0.52%)  (0.24%) (0.29%)   0.06%  0.54%b  0.67%b   0.65%
   Portfolio Turnover Rate . .
44.73%   43.93%    38.29%   70.28% 76.99%   73.93%  82.17%  11.78%   0.00%


  aJuly 1, 1993 (commencement of operations) to December 31, 1993 bNet of reimbursement of expenses by Advisor.
  cAnnualized.

  The accompanying notes are an integral part of these financial statements.

                    NOTES TO FINANCIAL STATEMENTS
                          December 31, 2001

  The Kenilworth Fund, Inc., (the "Fund") is registered under the Investment
Company Act   of 1940 as a no-load, open-end, non-diversified management investment company.

  1.  Summary of Significant Accounting Policies

   a. The Fund is registered under the Investment Company Act of 1940 as a no-load, open- end, non-diversified management investment company. The Fund's objective is long-term capital appreciation which it seeks by investing primarily in a non-diversified portfolio of common stocks, preferred stocks, warrants to purchase common stocks, convertible bonds and fixed-income obligations of corporations and the United States government. Its books and records are maintained on the accrual basis. Securities are valued at their last sale price as reported on a securities exchange, or at their last bid price as applicable. Short term instruments are valued at cost which approximates market value. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended December 31, 2001, purchases and sales of investment securities were $6,113,066 and $5,380,076 respectively.
   b. Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
  Realized gains and losses from security transactions are reported on an identified cost basis.
   c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all its income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.
   d. As of December 31, 2001 there were 10,000,000 shares of capital stock authorized.
   e. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  2. Investment Adviser and Investment Advisory Agreement and Transactions with

 Related Parties:

   The Fund has signed two agreements with Institutional Portfolio Services, Ltd., ("IPS"), with whom certain officers of the Fund are affiliated. Under the terms of the first agreement (the investment advisory agreement) the Fund will pay IPS a monthly investment advisory fee at the annual rate of 1.0% of the daily net assets of the Fund. Under the terms of the second agreement (the administrative and management services agreement) the Fund will pay IPS an annual administrative and management services fee of $40,000. The advisory agreement requires the adviser to reimburse the Fund in the event that the expenses of the Fund in any fiscal year exceed 1.6%.

  3.  Sources of Net Assets:

  As of December 31, 2001,  the sources of net assets were as follows:
          Fund shares issued and outstanding               $7,446,534
          Unrealized Appreciation of Investments            3,912,795
          Accumulated Undistributed Investment Loss-Net      (212,029)
                Accumulated Net Realized Loss
                  on Investment Transactions                 (178,348)
                Total                                     $10,968,952

  Aggregate Net Unrealized Appreciation as of December 31, 2001 consisted of the following:
          Aggregate gross unrealized appreciation          $4,151,260
          Aggregate gross unrealized deprecation             (238,465)
          Net unrealized appreciation                      $3,912,795

  At December 31, 2001, the Fund had tax basis capital losses of $178,348 which may be carried over to offset future capital gains. Such losses expire in 2009.

                 (THIS PAGE INTENTIONALLY LEFT BLANK)

          REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


  Board of Directors and Shareholders
  Kenilworth Fund, Inc.

  We have audited the accompanying statement of net assets of Kenilworth Fund, Inc. December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for the years ended December 31, 1998 and 1997, were audited by other auditors whose report dated January 8, 1999, expressed an unqualified opinion on such financial highlights.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities owned and confirmation with securities brokers as of December 31, 2001. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kenilworth Fund, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets and financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


  Grant Thornton LLP

  Chicago, Illinois
  January 11, 2002

                           KENILWORTH FUND, INC.
                            21 S. Clark Street
                                Suite 2594
                         Chicago, Illinois  60603
                              (312) 236-5388

                                  PART C
                             OTHER INFORMATION


                             Table of Contents

Item 23.                 Exhibits

Item 24.                 Persons Controlled by or Under Common
                         Control with Registrant

Item 25.                 Indemnification

Item 26.                 Business & Other Connections of
                         Investment Adviser

Item 27.                 Principal Underwriters

Item 28.                 Location of Accounts and Records

Item 29.                 Management Services

Item 30.                 Undertakings

Signatures

Item 23.      EXHIBITS


a. Articles of Incorporation filed April 26, 1999 as Exhibit
(a) to Post-Effective Amendment No. 7 to the Registration
Statement on Form N-1A, incorporated herein by reference;

b. By-laws filed April 26, 1999 as Exhibit (b) to
Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, incorporated herein by reference;

c. Not applicable;

d. Investment Advisory Agreement filed April 26, 1999 as Exhibit
(d) to Post-Effective Amendment No. 7 to the Registration
Statement on Form N-1A, incorporated herein by reference;

e. Not applicable;

f. Not applicable;

g. Not applicable;

h. Administrative and Management Services Agreement filed April
26, 1999 as Exhibit (h) to Post-Effective Amendment No. 7 to the
Registration Statement on Form N-1A, incorporated herein by reference;

i. Legal Opinion and Consent of Counsel filed April 24, 2002 as Exhibit (i) to Post-Effective Amendment No. 10 to the
Registration Statement on Form N-1A;

j.     Auditor's Consent to use of certified report letter dated
January 11, 2002 filed April 24, 2002 as Exhibit (j) to
Post-Effective Amendment No. 10 to the Registration Statement on
Form N-1A;

k.     Not applicable;

l.     Not applicable;

m.     Not applicable;

n.     Not applicable;

o.     Not applicable;

p.     Codes of Ethics filed April 18, 2001 as Exhibit (p) to
Post-Effective Amendment No. 9 to the Registration Statement on
Form N-1A, incorporated herein by reference;

Item 24.  Persons Controlled by or Under Common Control with
Registrant: No persons are controlled by or under common control with the Fund.

Item 25. Indemnification of Directors and Officers: Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser:
Institutional Portfolio Services, Ltd., ("IPS") currently acts as investment adviser for corporations and pension plans and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, its S.E.C. number is: S.E.C. # 801-16292.

Item 27. Principal Underwriters: The Fund acts as its own underwriter.

Item 28. Location of Accounts and Records: All Fund records are held in the corporate headquarters, 21 S. Clark Street, Suite
2594, Chicago, Illinois  60603.

Item 29. Management Services: Discussed in Parts A and B under section titled: "Administrative & Management Services".

Item 30. Undertakings: The Fund will undertake, if requested to do so by at least 10% of the Fund's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by section 16(c) of the Act.

Signatures: Pursuant to the requirements of the Securities Actof 1933 and the Investment Company Act of 1940 the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, and State of Illinois on the 24th day of April, 2002.


                                      Kenilworth Fund, Inc.


                                      By: /s/  Mohini C. Pai*
                                          Mohini C. Pai,
                                          President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signature
                              TITLE

/s/  Mohini C. Pai*
Mohini C. Pai              President, Director April 24, 2002

/s/  B. Padmanabha Pai* by MCP
B. Padmanabha Pai       Vice-President, Director April 24, 2002


/s/  Savitri P. Pai*
Savitri P. Pai, Esq.Secretary/Treasurer, Director April 24, 2002

/s/  Kirtna Pai*
Kirtna Pai                  Interested Director April 24, 2002


/s/  Larry A. Sjaastad*
Dr. Larry A. Sjaastad   Non-Interested Director  April 24, 2002